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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A

                                Current Report
                               AMENDMENT NO. 1
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - April 22, 1999

                           ORBITAL IMAGING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                   DELAWARE                              333-49583                         54-1660268
----------------------------------------------      ---------------------      ------------------------------------
(State or other Jurisdiction of Incorporation)      (Commission File No.)      (IRS Employer Identification Number)

           21700 ATLANTIC BOULEVARD
            DULLES, VIRGINIA 20166                                                       (703) 406-5000
----------------------------------------------                                 ------------------------------------
   (Address of Principal Executive Offices)                                      (Registrant's Telephone number,
                                                                                      Including Area Code)

                                     N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

        The purpose of this report on Form 8-K/A is to amend ORBIMAGE's Form 8-K filed on April 29, 1999 in order to file with the Securities and Exchange Commission a letter from KPMG LLP written in response to the statements
ORBIMAGE made in Item 4 of the original Form 8-K.

Item 7. Financial Statements, Pro Forma Information and Exhibits.

   (a)  Financial Statements of Businesses Acquired.  Not applicable.

   (b)  Pro Forma Financial Information.  Not applicable.

   (c)  Exhibits.  The following exhibit is filed with this report:

        Exhibit No.                    Description
        -----------                    -----------
           16                       Letter from KPMG LLP to the Securities
                                    and Exchange Commission re:
                                    ORBIMAGE Form 8-K filed on April
                                    29, 1999.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ORBITAL IMAGING CORPORATION



DATED:  May 14, 1999                     By:  /s/ Gilbert D. Rye
                                              ------------------
                                              Gilbert D. Rye, President
                                              and Chief Operating Officer



DATED:  May 14, 1999                     By:  /s/ Armand D. Mancini
                                              ---------------------
                                              Armand D. Mancini, Vice President
                                              and Principal Financial Officer

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                                EXHIBIT INDEX


        Exhibit No.                     Description
        -----------                     -----------
           16                        Letter from KPMG LLP to the Securities
                                     and Exchange Commission re:
                                     ORBIMAGE's Form 8-K filed on April
                                     29, 1999.